SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 26, 2000


                                IMPAC SECURED ASSETS CORP.
          (as company under a Pooling and Servicing Agreement, dated as of June 1, 2000 providing for, interalia, the issuance of Mortgage Pass-Through Certificates, Series 2000-2).


                  IMPAC MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2
                 (Exact name of Registrant as specified in its Charter)


                                        CALIFORNIA
                     (State or Other Jurisdiction of Incorporation)

               333-32884                               33-071-5871
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Agreement, dated as of June 1, 2000.


          Date:  January 8, 2001            By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.






                              IMPAC Secured Assets Corp.   2000-2
                              Mortgage Pass-Through Certificates
                              December 26, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               6
                                                                       4.  Coll
>ateral Report                                                       9
                                                                       5.  Deli
>nquency Report                                                     12
                                                                       6.  REO
>Report                                                             13
                                                                       7.  Prep
>ayment Report                                                      14
                                                                       8.  Prep
>ayment Detail Report                                               17
                                                                       9.  Real
>ized Loss Report                                                   18
                                                                      10.  Real
>ized Loss Detail Report                                            21
                                                                      11.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     22
                                                                      12.  Othe
>r Related Information                                              23
                                                                           Tota
>l Number of Pages
> 23
                                                            CONTACTS
                                                                            Adm
>inistrator:   Andrea B Davidson
                                                                            Dir
>ect Phone Number:   (714)247-6412
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Impac Secured Asset
> Corp.                                                   Cut-Off Date:
>     June 1, 2000
                              Certificate Insurer:
>                                                         Closing Date:
>      June 29, 2000
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer                              First Payment Date:
>  July 25, 2000
                              Underwriter(s):               CS First Boston
>  Underwriter                                            Distribution Date:
>    December 26, 2000

>                                                         Record Date:
>      November 30, 2000

>                          Page 1 of 23
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       6
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM00S2  200012
>        01.82E+0814305054 2921958 1808850844575.8    1245      95      24
>11       4348443.1       0       0745158.1 3977803       1       0       0
>  6
                                                                IM00S2  200011
>        01.84E+0811550030 3855904 1735603556435.3    1245      87      26
> 8       4       0       064193.99483399.1 3281989       0       0       1
>  3
                                                                IM00S2  200010
>        02.12E+0815338145 3864823 1984180 1096251    1442     110      21
>13       5       0       0       0366059.3 2200265       0       0       0
>  2
                                                                IM00S2  200009
>        057361373 6639189 3333409 2604993       0     369      41      23
>12       0       0       0       0  519118547687.6       0       0       0
>  5
                                                                IM00S2  200008
>        051886266 5816715  795592267779.5       0     326      44       4
> 1       0       0       0       0       0       0       0       0       0
>  0
                                                                IM00S2  200007
>        0654946.1       0       0       0       0       4       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                        31                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
      24566482.6 97456.3       0268160.2267343.9       4       2       0
>1       1       0       0       0       0       0       0       0       0
> 0       019880438     134 5071404      31 1199443       8       0      02.59E
>+08
      20777301.8       0  443216       0267454.2       8       0       2
>0       1       0       0       0       0       0       0       0       0
> 0       017697972     125 3829582      24 1487972      11       0      02.63E
>+08
      1457502.16       0       0       0       0       1       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       022283398     149 2566324      1657502.16       1       0      02.67E
>+08
       3  978635       0       0130885.2       0       7       0       0
>1       0       0       0       0       0       0       0       0       0
> 0       012577591      76 1066806       8 1109520       8       0      02.71E
>+08
       0624741.2       0       0       0       0       5       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 6880087      49       0       0624741.2       5       0      02.74E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0       0       0       0       0       0       0       0       02.75E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      16
>2       0                                                         354.007
>                                                 0       0     0.07313261
                        769748.216770093208405.1 1499687       0      92
>6       0                                                         347.748
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.56E+08    1797    1779127938.3 239364744182.69  431887       0      16
>2       0 11465.911940.5448435.56264548732573036025220822    345347.74887.3599
>95       0       0       0       0       0       0       0    0.067356955
2.59E+08    1817    1797127753.4 335547140302.83299210.3       0      19
>1       010489.3712838.3348429.74268570352612181925605661    347349.01986.3614
>68       0       0       0       0       0       0       0    0.059538775
2.63E+08    1841    1817128097.4 446346012435.78169737.2       0      23
>1       018647.14 9497.54 52884.4273543572660577426082867    348350.2794 5.362
>21       0       0       0       0       0       0       0    0.073132606
2.67E+08    1861    1841  128631 366442344263.04299165.2       0      19
>1       0 7868.1646624.9816722.13277898282702966326496545    349351.44274.3634
>94       0       0       0       0       0       0       0    0.037301504
2.71E+08    1875    1861128724.5 236691956690.25299687.7       0      13
>1       010915.5650233.59   13779280809772731282726774561    350352.72593.3694
>01       0       0       0       0       0       0       0    0.024355836
2.74E+08    1877    1875128603.6  52617410530.46       0       0       2
>0       0 1831.6118558.5845609.24281484702737845626839945    352354.00652.3687
>38       0       0       0       0       0       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.01173152        0.084864120.0198290.005751       0                   0.1
>03
                                                        0                   0.1
>02
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.010374795        0.077731750.019829 0.00469       0  Dec-00 255.7570.1022
>390.0436140.0069490.0505630.0080650.002852       00.0110960.988904 0.01419
>   0.0115480.1253190.157598        0.1301027.3599958.51352212.38743
    0.008857961       0.068396736  0.01480.005751       0  Nov-00258.75460.1022
>82                                                0.0140790.9859210.015412
>   0.0116380.1564590.170046        0.1310566.36146812.2973815.85545
    0.011731516       0.0848641220.0097740.000219       0  Oct-00262.57740.1023
>16                                                0.0173850.9826150.014033
>   0.0110270.1897830.155993        0.124586 5.3622117.6963317.86842
    0.009743715       0.047045218 0.00399 0.00415       0  Sep-00267.35110.1023
>61                                                 0.01477 0.985230.008899
>   0.0088990.1635230.101709        0.1017094.36349418.73765 15.1028
    0.000986342       0.025342178       00.002301       0  Aug-00271.48760.1023
>58                                                0.0099310.990069
>    0.005950.112878                0.0691093.36940116.75042
              0                 0       0       0       0  Jul-00274.33960.1023
>56                                                0.0019530.998047
>   0.001953 0.02318                 0.023182.3687384.892982
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       4
>  0
 13.37342869.716       0       1       0               0       0       0
>        0       0       0               0
>                         3       3Collection Account Repor       6       3
>  0
 15.01193694.984       0       1       0               0       0       0
>        0       0       0               0
>                         4        Credit Enhancement Report              0
16.113254645.633       0       1       0               0       0       0
>        0       0       0               0
>                         5       4Collateral Report              9       3
>  0
 15.10284007.851       0       1       0               0       0       0
>        0       0       0               0
>                         6       5Delinquency Report            12       1
>  0
12.043772723.297       0       1                       0       0
>        0       0                       0
>                         7       6REO Report                    13       1
4.892982536.7045       0       1                       0       0
>        0       0                       0
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             14       3
>  0

>
>                        10       8Prepayment Detail Report      17       1

>
>                        11       9Realized Loss Report          18       3
>  0

>
>                        12      10Realized Loss Detail Rep      21       1

>
>                        13      11Triggers, Adj. Rate Cert      22       1

>
>                        14      12Other Related Informatio      23       1

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         23
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       4       2       1
       0       3       3       1
               0       1       0
       0       3       3       1
       0       1       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               1               1
               0       1       0
               0               0
               0               0
              23